Exhibit 99.1

Pinnacle Foods Inc. Announces New Segment Reporting Structure

PARSIPPANY, N.J., February 10, 2017 - Pinnacle Foods Inc. (NYSE: PF) announced today that, in the fourth quarter of fiscal 2016 during which the integration of the Boulder Brands acquisition was substantially complete, the Company reorganized its reporting structure, resulting in a change to its reportable segments. The new segments, which mirror the manner in which the businesses will be managed, are Frozen, Grocery, Boulder and Specialty.

The Boulder Brands acquisition added the Udi's, Glutino, Smart Balance, Earth Balance and EVOL brands to the Company's portfolio, as well as complementary foodservice, private label and Canadian businesses. The new segment structure aligns each of these businesses with related Pinnacle businesses into four new reportable segments, the composition of which is provided below.

The Frozen segment is comprised of the retail businesses of the Company’s legacy frozen brands, including vegetables (Birds Eye), complete bagged meals (Birds Eye Voila! and Birds Eye Signature Skillets), full-calorie single-serve frozen dinners and entrées (Hungry-Man), prepared seafood (Van de Kamp's and Mrs. Paul's), pancakes / waffles / french toast (Aunt Jemima), frozen and refrigerated bagels (Lender's) and pizza for one (Celeste). The Frozen segment also includes all of the Company’s business in Canada, including those of the Garden Protein International and Boulder Brands acquisitions.

The Grocery segment is comprised of the retail businesses of the Company’s grocery brands, including cake/brownie mixes and frostings (Duncan Hines), shelf-stable pickles (Vlasic), salad dressings (Wish-Bone, Western and Bernstein’s), table syrups (Log Cabin and Mrs. Butterworth's), refrigerated and shelf-stable spreads (Smart Balance), canned meat (Armour, Nalley and Brooks), pie and pastry fillings (Duncan Hines Comstock and Wilderness) and barbecue sauces (Open Pit).

The Boulder segment is comprised of the retail businesses of the Company’s health and wellness lifestyle brands, including gluten-free products (Udi's and Glutino), natural frozen meal offerings (EVOL), plant-based refrigerated and shelf-stable spreads (Earth Balance) and plant-based protein frozen products (gardein).

The Specialty segment includes the Company’s snack products (Tim's Cascade and Snyder of Berlin) and all of its U.S. foodservice and private label businesses, including those of the Garden Protein International and Boulder Brands acquisitions.

Segment performance is evaluated by the Company’s Chief Operating Decision Maker and is based on earnings before interest and taxes. Transfers between segments and geographic areas are recorded at cost plus markup or at market. Unallocated corporate expenses consist of corporate overhead such as executive management, finance and legal functions.

The supplemental information included herein presents the net sales and earnings before interest and taxes of the Company's new reportable business segments for the first three quarters and nine months of fiscal 2016, for each quarter and full year of fiscal 2015 and for the full year of fiscal 2014. There is no impact on the Company's previously reported consolidated balance sheets and consolidated statements of operations, cash flows and stockholders' equity. As required by the Segment Reporting Topic of the Accounting Standards Codification, the consolidated financial statements to be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 25, 2016 will reflect this change in the Company's reportable segments.

This filing does not reflect any subsequent information or events other than changes to the reportable segments described above. Without limitation, this filing does not purport to update any information included in the relevant Annual and Quarterly Reports.

The Company believes that the presentation of Adjusted Earnings before Interest and Taxes (Adjusted EBIT), a non-GAAP financial measure, when considered together with its U.S. GAAP financial measures, helps provide a more complete understanding of the factors and trends affecting its business that could be obtained absent these disclosures. Adjusted EBIT is used to assess operating results from period to period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. This non-GAAP financial measure should be considered a supplement to the GAAP reported measures, should not be considered a replacement for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies.

Pinnacle Foods Inc. Reconciliation of Non-GAAP measures (Unaudited) Adjusted Segment amounts (thousands)

	Fiscal Year	Three months ended				Fiscal Year
	December 28, 2014	March 29, 2015	June 28, 2015	September 27, 2015	December 27, 2015	December 27, 2015
Net sales - Reported
Frozen	$1,190,354	$320,189	$271,800	$299,767	$344,195	$1,235,951
Grocery	1,050,085	244,863	260,804	240,068	278,534	1,024,269
Boulder	4,307	9,803	9,945	9,971	11,775	41,494
Specialty	346,437	90,426	89,197	86,481	87,974	354,078
Total	$2,591,183	$665,281	$631,746	$636,287	$722,478	$2,655,792

Earnings before interest & taxes - Reported
Frozen	$193,185	$45,818	$39,326	$53,965	$79,427	$218,536
Grocery	177,381	42,440	49,788	43,602	67,316	203,146
Boulder	(4,242)	(2,057)	(134)	(2,076)	(1,231)	(5,498)
Specialty	31,029	7,983	7,638	8,473	10,275	34,369
Unallocated corporate expenses	114,918	(5,715)	(6,803)	(6,171)	(7,162)	(25,851)
Total	$512,271	$88,469	$89,815	$97,793	$148,625	$424,702

Adjustments (Non GAAP)
Frozen	$16,240	$974	$(1,679)	$2,264	$(665)	$894
Grocery	27,076	3,354	(928)	4,504	537	7,467
Boulder	4,436	2,511	112	3,081	2,477	8,181
Specialty	2,637	167	(317)	352	(85)	117
Unallocated corporate expenses	(139,248)	—	—	—	1,713	1,713
Total	$(88,859)	$7,006	$(2,812)	$10,201	$3,977	$18,372

Earnings before interest & taxes - Adjusted (Non GAAP - See separate discussion)
Frozen	$209,425	$46,792	$37,647	$56,229	$78,762	$219,430
Grocery	204,457	45,794	48,860	48,106	67,853	210,613
Boulder	194	454	(22)	1,005	1,246	2,683
Specialty	33,666	8,150	7,321	8,825	10,190	34,486
Unallocated corporate expenses	(24,330)	(5,715)	(6,803)	(6,171)	(5,449)	(24,138)
Total	$423,412	$95,475	$87,003	$107,994	$152,602	$443,074

Pinnacle Foods Inc. Reconciliation of Non-GAAP measures (Unaudited) Adjusted Segment amounts (thousands)

	Three months ended			Nine months ended
	March 27, 2016	June 26, 2016	September 25, 2016	September 25, 2016
Net sales - Reported
Frozen	$330,488	$288,797	$314,403	$933,688
Grocery	250,913	281,005	258,945	790,863
Boulder	80,161	94,694	92,433	267,288
Specialty	92,693	91,885	93,040	277,618
Total	$754,255	$756,381	$758,821	$2,269,457

Earnings before interest & taxes - Reported
Frozen	$51,339	$45,753	$54,201	$151,293
Grocery	39,724	53,803	55,189	148,716
Boulder	(4,524)	5,809	6,965	8,250
Specialty	7,001	7,045	8,364	22,410
Unallocated corporate expenses	(13,259)	(4,624)	(6,451)	(24,334)
Total	$80,281	$107,786	$118,268	$306,335

Adjustments (Non GAAP)
Frozen	$(1,418)	$(1,252)	$9,601	$6,931
Grocery	6,394	1,631	204	8,229
Boulder	13,707	6,338	5,557	25,602
Specialty	1,020	291	938	2,249
Unallocated corporate expenses	6,782	—	—	6,782
Total	$26,485	$7,008	$16,300	$49,793

Earnings before interest & taxes - Adjusted (Non GAAP - See separate discussion)
Frozen	$49,921	$44,501	$63,802	$158,224
Grocery	46,118	55,434	55,393	156,945
Boulder	9,183	12,147	12,522	33,852
Specialty	8,021	7,336	9,302	24,659
Unallocated corporate expenses	(6,477)	(4,624)	(6,451)	(17,552)
Total	$106,766	$114,794	$134,568	$356,128

Pinnacle Foods Inc.
Reconciliation from Reported to Adjusted Segment Amounts
Supplemental Schedule of Adjustments Detail
(millions)

	Fiscal Year	Three months ended				Fiscal Year
	December 28, 2014	March 29, 2015	June 28, 2015	September 27, 2015	December 27, 2015	December 27, 2015
Frozen
Employee severance	$1.6	$—	$—	$0.2	$0.2	$0.4
Liquidity event stock compensation expense	4.9	—	—	—	—	—
Unrealized mark-to-market (gain)/loss	5.9	—	(1.8)	2.1	(0.9)	(0.6)
Hillshire merger termination-related employee compensation expense	3.5	0.8	—	—	—	0.8
Other	0.3	0.2	0.1	—	—	0.3
Total Frozen	$16.2	$1.0	$(1.7)	$2.3	$(0.7)	$0.9

Grocery
Restructuring and acquisition integration charges	$11.1	$2.4	$1.2	$2.6	$1.1	$7.3
Employee severance	1.7	—	—	0.1	0.2	0.3
Liquidity event stock compensation expense	4.7	—	—	—	—	—
Unrealized mark-to-market (gain)/loss	5.6	—	(2.3)	1.8	(0.8)	(1.3)
Hillshire merger termination-related employee compensation expense	3.4	0.8	—	—	—	0.8
Other	0.6	0.2	0.2	—	—	0.4
Total Grocery	$27.1	$3.4	$(0.9)	$4.5	$0.5	$7.5

Boulder
Restructuring and acquisition integration charges	$4.4	$2.5	$0.1	$3.1	$2.5	$8.2
Total Boulder	$4.4	$2.5	$0.1	$3.1	$2.5	$8.2

Specialty
Employee severance	$0.2	$—	$—	$—	$—	$—
Liquidity event stock compensation expense	0.6	—	—	—	—	—
Unrealized mark-to-market (gain)/loss	0.8	—	(0.3)	0.3	(0.1)	(0.1)
Hillshire merger termination-related employee compensation expense	0.5	0.1	—	—	—	0.1
Other	0.5	0.1	—	—	—	0.1
Total Specialty	$2.6	$0.2	$(0.3)	$0.3	$(0.1)	$0.1

Unallocated Corporate Expenses
Hillshire Merger Termination Fee Received, net	$(153.0)	$—	$—	$—	$—	$—
Liquidity event stock compensation expense	13.6	—	—	—	—	—
Boulder Acquisition Charges	—	—	—	—	1.7	1.7
Other	0.2	—	—	—	—	—
Total Unallocated Corporate Expenses	$(139.2)	$—	$—	$—	$1.7	$1.7

Pinnacle Foods Inc. Reconciliation from Reported to Adjusted Segment Amounts Supplemental Schedule of Adjustments Detail (millions)

	Three months ended			Nine months ended
	March 27, 2016	June 26, 2016	September 25, 2016	September 25, 2016
Frozen
Restructuring and acquisition integration charges	$0.2	$0.2	$—	$0.4
Unrealized mark-to-market (gain)/loss	(1.9)	(1.6)	(0.7)	(4.2)
Expenses related to the write-up to fair value of inventories acquired	0.3	—	—	0.3
Tradename Impairment charges	—	—	10.3	10.3
Other	—	0.1	—	0.1
Total Frozen	$(1.4)	$(1.3)	$9.6	$6.9

Grocery
Restructuring and acquisition integration charges	$4.5	$3.2	$0.9	$8.6
Unrealized mark-to-market (gain)/loss	(1.6)	(1.8)	(0.7)	(4.1)
Expenses related to the write-up to fair value of inventories acquired	3.5	—	—	3.5
Other	—	0.2	—	0.2
Total Grocery	$6.4	$1.6	$0.2	$8.2

Boulder
Restructuring and acquisition integration charges	$7.8	$6.3	$5.7	$19.8
Unrealized mark-to-market (gain)/loss	(0.1)	—	(0.1)	(0.2)
Expenses related to the write-up to fair value of inventories acquired	6.0	—	—	6.0
Total Boulder	$13.7	$6.3	$5.6	$25.6

Specialty
Restructuring and acquisition integration charges	$0.7	$0.6	$0.1	$1.4
Unrealized mark-to-market (gain)/loss	(0.3)	(0.3)	(0.1)	(0.7)
Expenses related to the write-up to fair value of inventories acquired	0.6	—	—	0.6
Tradename Impairment charges	—	—	0.9	0.9
Total Specialty	$1.0	$0.3	$0.9	$2.2

Unallocated Corporate Expenses
Boulder Acquisition Charges	$6.8	$—	$—	$6.8
Total Unallocated Corporate Expenses	$6.8	$—	$—	$6.8

CONTACT
Maria Sceppaguercio
Senior Vice President, Investor Relations
973-541-8629

ABOUT PINNACLE FOODS
Pinnacle Foods Inc. (NYSE: PF) is a leading manufacturer, marketer and distributor of high-quality branded food products with a mission of unleashing brand potential.  With annual sales in excess of $3 billion, our portfolio includes well-known brands competing in frozen, refrigerated and shelf-stable formats, such as Birds Eye, Birds Eye Voila!, Duncan Hines, Earth Balance, EVOL, gardein, Glutino, Hungry-Man, Log Cabin, Udi’s,  Vlasic, and Wish-Bone, along with many others.  The company is headquartered in Parsippany, NJ and has nearly 5,000 employees across the U.S. and Canada.  For more information, please visit www.pinnaclefoods.com.